SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 27, 1998


                                U.S. Foodservice
               (Exact Name of Registrant as Specified in Charter)





          Delaware                     0-24954                 52-1634568
----------------------------   ------------------------    -------------------
(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
  of Incorporation)                                        Identification No.)







                            9830 Patuxent Woods Drive
                            Columbia, Maryland 21046


               (Address of Principal Executive Offices) (ZIP Code)




               Registrant's telephone number, including area code:
                                 (410) 312-7100



                              JP Foodservice, Inc.
         (former name or former address, if changed since last report)




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



     ITEM  5.     OTHER EVENTS

     The Registrant hereby incorporates by reference the information contained in Exhibit 99.1 hereto in response to this Item 5, announcing a change in the name of the Registrant from JP Foodservice, Inc. to U.S. Foodservice.

     ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

              Exhibit No.                   Exhibit
              99.1                          Press Release

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




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            U.S Foodservice



                            /s/ Lewis Hay III
                            --------------------------------
                            Lewis Hay, III,
                            Executive Vice President and
                            Chief Financial Officer


Date:  March 2, 1998


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
<JP Logo>

                                                                    EXHIBIT 99.1

JP Foodservice, Inc.                                                News Release
9830 Patuxent Woods Drive                          For More Information Contact:
Columbia, MD  21046                                               Lewis Hay, III
(410) 312-7100                                           Chief Financial Officer


                      JP FOODSERVICE, INC.(R) CHANGES NAME
                            TO U.S. FOODSERVICE(TM);
                        UNVEILS NEW STOCK SYMBOL AND LOGO


     COLUMBIA, MD (February 26, 1998)--JP Foodservice, Inc.(R) (JP) announced today that it will officially change its corporate name from JP Foodservice, Inc.(R) to U.S. Foodservice(TM) (UFS) on Friday, February 27, 1998. The Company's trading symbol on the New York Stock Exchange, which has been "JPF", will be changed to "UFS" effective at the opening of the stock market on Monday, March 2, 1998.

     At the time of JP's December 23, 1997 merger with Rykoff-Sexton, Inc., the Company's operating subsidiaries adopted and began operating under the U.S. Foodservice(TM) name to reflect the Company's nationwide presence and distribution capabilities. At that time, the Company unveiled its new red and blue logo incorporating a sweeping script "US" followed by an oblong box containing "U.S. Foodservice(TM)", replacing the existing JP and Rykoff-Sexton logos.

     Over the next 18 months, the property of UFS, including trucks, signs and packages, and all subsidiary companies will undergo this name and logo change.


     Commenting on the name change, Jim Miller, Chairman, President, and Chief Executive Officer, said, "With a focus on our core business operations, and the need to build a strong identity in the market for our new name, we decided on a 'one-company-one name' theme. In converting our corporate name and stock symbol we are delivering a clear and consistent corporate identification message to our equity investors, customers, and suppliers.

     "Since the time of the merger, we have been working to transition our operations and most of our products to the U.S. Foodservice(TM) name and brand which reflects our national footprint."

     U.S. Foodservice(TM) is a leading distributor of food and related products to restaurants and institutional foodservice establishments across the United States. UFS markets and distributes more than 40,000 national, private label, and signature brand items to over 130,000 foodservice customers, including restaurants, hotels, healthcare facilities, cafeterias, and schools, and employs more than 12,000 foodservice professionals. UFS's diverse customer base encompasses both independent and chain businesses, including Old Country Buffet, Perkins Family Restaurants, Subway, Eurest Dining Services, Kindercare, Pizzeria Uno, Ruby Tuesday and Cheesecake Factory.

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